Exhibit 99.1

2008 Annual Meeting of the Shareholders May 28, 2008 Minneapolis, MN

2 Copyright © Analysts International Corporation 2008 Agenda • Election of Directors • Ratification of the Auditors • Presentation by Management

Management Overview Elmer Baldwin President and CEO May 28, 2008

4 Copyright © Analysts International Corporation 2008 Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995 This Management Overview contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Statements made in this Management Overview of the Company, or by its President and CEO, Elmer Baldwin, regarding: (i) transformation of the Company’s business to higher value, higher-margin services; (ii) achieving sustained profitability in the second half of fiscal year 2008; and (iii) the strategic business plans of the Company, are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which the Company or Mr. Baldwin expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) lack of success with the Company’s restructuring and new strategic plan, including risk associated with not completing the Company’s restructuring by the second quarter of 2008 or the occurrence of additional costs for severance-related payments, real-estate consolidation, capital expenditures for implementing the plan or other transition costs associated with the restructuring; (ii) lack of success in or advisability of efforts to capture growth opportunities, including geographic expansion of our solutions service offerings or expansion of more desirable areas of our staffing business; (iii) the risk that we will be unable to exit non-core or less desirable areas of the business in a timely manner or on favorable terms; (iv) market conditions in the IT services industry, including intense competition for qualified billable technical personnel at competitive rates, strong pricing pressures from many of our largest clients; (v) lack of success at reducing employee-related costs without unduly disrupting the operations of our business; (vi) significant rapid growth or loss in our business or significant lengthening of payment terms with a major client that creates a need for additional working capital; and (vii) and other economic, business, market, financial, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements included in this Management Overview are based on information available to the Company on the date of the Annual Meeting of the Shareholders. The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the Management Overview to reflect events or circumstances after the date of the Management Overview or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

5 Copyright © Analysts International Corporation 2008 Welcome! • Welcome to the 2008 Annual Meeting of the Shareholders • Our opportunity to discuss the Company, the markets we serve, our services, and an update on our plans • Expectations for this meeting – Meaningful content – Open communication – Questions and answers • Thank you for attending Elmer Baldwin President and CEO

6 Copyright © Analysts International Corporation 2008 Analysts International Corporation • Diversified Information Technology services • Headquartered in Minneapolis, Minnesota • Founded in 1966 • 40 plus years of experience and rich history • Nasdaq Stock Exchange (ANLY) • A company of talented and energetic employees

7 Copyright © Analysts International Corporation 2008 Our Core Offerings • Premium Staffing and Professional Services – Highly skilled IT professionals providing value-driven services – Project Managers, Business Analysts, Architects, Developers, QA / Testers, and many others – Application services and deep industry knowledge • Solutions – Value added technology practices to serve our clients’ network services, infrastructure, application integration, and IP telephony needs – Leading edge technology sales and related product services • National Accounts Staffing – On demand staffing serving high volume buyers requiring scale, scope, breadth and depth Industry Solutions High-Tech Government Healthcare Education Manufacturing

8 Copyright © Analysts International Corporation 2008 Our Clients • Fortune 1000 and mid-market clients • Long-standing relationships

9 Copyright © Analysts International Corporation 2008 Our Technology Partners • Partnered with leading technology suppliers • Cisco and Microsoft Gold Certifications • Proven technology delivery methodology • Recognized for excellence, integrity, and innovation

10 Copyright © Analysts International Corporation 2008 Our Core Values • One Company with Unity of Purpose • Service Excellence • Fresh and Enthusiastic Spirit • Integrity and Honor • Forward Thinking

11 Copyright © Analysts International Corporation 2008 Company Revenue (by percentage) 2007 Revenue - $360M $ 109M – Solutions 30% $ 193M – Staffing 54% $ 58M – Subsupplier 16%

12 Copyright © Analysts International Corporation 2008 Annual Financial Comparison Year Ended Year Ended Dollars in thousands December 29, 2007 December 30, 2006 Revenue Professional services provided directly $243,372 $261,489 Professional services provided through subsuppliers $58,339 $54,902 Product sales $57,959 $30,596 Total revenue $359,670 $346,987 Income (Loss) before special charges (775) (1,438) Net loss (16,212) (1,060) Line of credit balance $1,587 $2,661 Working capital $24,787 $28,841

13 Copyright © Analysts International Corporation 2008 Quarterly Financial Comparison Dollars in thousands Q1 2008 Q1 2007 Revenue Professional services provided directly $60,740 $62,951 Professional services provided through subsuppliers $14,096 $16,122 Product sales $7,967 $10,034 Total revenue $82,803 $89,107 Income (Loss) before special charges $818 (823) Net loss (1,047) (2,027) Line of credit balance $3,527 $8,283 Working capital $24,435 $28,278

14 Copyright © Analysts International Corporation 2008 State of the Company • Company is well positioned for long term success – Over 40 years of client success stories – Broad service offering and rich client base – Growing market filled with new opportunities • Company has underperformed over the past few years – Suffered from lack of strategic direction and care – Slow to respond to changes in the market • New leadership focused on renewal – Reduce and manage corporate expense – Continually improve back office functions and performance – Invest energy and resources on delivering higher value • Alignment and balance – “Analysts 2.0” – Alignment around our geographic markets and clients – Alignment around our strongest offerings and partners – Balanced objectives to deliver a better business – Collaboration and cooperation enabled by technology

15 Copyright © Analysts International Corporation 2008 State of the Market U.S. IT Staffing Revenue 2004 – 2010 (Billions) Source: IT Staff Augmentation Services Forecast, North American Businesses, 2004- 2010. Gartner (March 2007) U.S. IT Services Revenue 2004 – 2011 (Millions) 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2004 2005 2006 2007 2008 2009 2010 2011 Source: IT Services Forecast, World Wide 2004-2011. Gartner (August 2007) 0 10 20 30 40 50 2004 2005 2006 2007 2008 2009 2010

16 Copyright © Analysts International Corporation 2008 Outlook for IT Services “Through 2010, small and midsize businesses (SMBs) will spend proportionately more of their IT budget on staff augmentation services than do large enterprises, even though the two segments have similar growth rates.” • The IT staff augmentation market will grow from $30 billion to more than $45 billion by 2010, or 6.9% CAGR, which is slightly higher than the growth of the IT services market within North America. • The following factors will fuel this growth: – Increased enterprise focus on revenue growth and optimization – A renewed focus on customer satisfaction – Increase in utilization of technology for analysis and business metrics – Increased adoption of service-oriented architecture (SOA) and Web services – The flexibility of the contracting model – Heightened shortage of qualified IT talent – Current economic conditions – Increased acceptability of staff augmentation by end users Source: Gartner.com Forecast: IT Staff Augmentation Services, North America, 2004-2010 30 March 2007

17 Copyright © Analysts International Corporation 2008 Our Market Perspective “AIC serves attractive, second-tier markets and has strong emerging niche capabilities that provides good short and long term advantage” • IT Staff Augmentation – The outlook is positive within North America, as the use of IT staff augmentation services increases annually • Solutions – Microsoft, Cisco, Lawson alliances remain productive and promising for 2008 – Unified Communications market is growing and early stage. Significant capital has been invested by our partners to capture share – Application Services – Some strong niches (i.e. SLG); serving mega-trends in National Security, Government and Business Intelligence • The Company has deep, valuable assets in its core markets – Loyal and resilient clients; interesting and attractive work – Geographic concentration; revenue / GM, people, candidate pipeline – Loyal and dedicated employees – Good partner / ISV relationships • Top geographic regions provide attractive, lower risk opportunity in 2008 – Highest margins come from client intimacy and value added services

18 Copyright © Analysts International Corporation 2008 Our Regional Focus • Over 20 locations across US and Canada • Regional focus provides for stronger partner alignment, more intimate client relationships and improved consultant care Areas of highest concentration of revenue (2007) Seattle Minneapolis Rochester Toronto/Ontario Lansing Detroit New York City Chicago San Jose Denver Omaha Indianapolis Kansas City St. Louis Lexington Richmond Las Vegas Phoenix Charlotte Raleigh/Durham Atlanta Dallas Austin Houston • Analysts International Corporation Office Locations

19 Copyright © Analysts International Corporation 2008 Our Professional IT Services Offerings AIC offers quality, cost-effective technology staffing and project solutions supported by mature recruiting and service delivery operations A client-centric culture that delivers: • Flexibility AIC provides multiple delivery options • Scalability AIC utilizes existing resources and recruits to clients’ requirements for individual talent and large teams • Adaptability AIC mobilizes its delivery and recruiting engine 24X7 Highly skilled IT contingent labor providing premium services On demand staffing for high volume buyers AIC Value Drivers Competencies • Enterprise IT Consulting, Integration & Management • Project Management • Networking / Infrastructure • Applications Services Delivery Options • Time & Material Staffing • Managed Teams and Statement of Work • Fixed Price Projects

20 Copyright © Analysts International Corporation 2008 Cisco Market Opportunity Source: Cisco Partnership Summit – April 2008 Evolution of the Internet (World Wide Web) MOBILITY VIDEO VIRTUALIZATION WEB 3.0 anywhere any media any device WEB 2.0 XML Wikis, Blogs, Mashups WEB 1.0 Browser, Email / IM

21 Copyright © Analysts International Corporation 2008 Cisco Market Opportunity Source: Cisco Partnership Summit – April 2008 Bandwidth Needs Driving Infrastructure Upgrades ...Fueled by Video 1995: Web Overtakes Gopher, FTP 2000: Peer-to-peer Overtakes Web 2013: Video Content Overtakes Peer-to-Peer 2025: Video Communication Overtakes Video Content Dominant Traffic Type Gopher, FTP WWW P2P Video Content Video Communication 1993-1995 1995-2000 2000-2013 2013-2025 2025+ Source: Cisco Global IP Traffic Forecast, 2007

22 Copyright © Analysts International Corporation 2008 Cisco Market Opportunity Source: Cisco Partnership Summit – April 2008 Changing the way our clients do business ... Key Benefits Achieved by Video Collaboration • Accelerating decision making • Extending reach of expertise • Going Green Digital Media Systems • Highly targeted merchandising and marketing • Decreasing print, ship and deployment costs • Effective corporate communications and training Physical Security • Improving incident response • Increasing operational flexibility • Open platform for application integration

23 Copyright © Analysts International Corporation 2008 Our Cisco Solutions AIC is a value added systems integrator helping clients migrate to Web 3.0 infrastructure using Cisco technology • Voice Over IP (VoIP) and IP Telephony • Data Center - Core Network Switching • Customer Contact Centers • Wireless Networks - Local and Wide Area • Security - Intruder protection, detection, access control • Mobility – Enabling the corporate network • Rich Media Conferencing / Collaboration Cisco Unified Contact Center Cisco Gold Partnership • Unified Communications • Security, Wireless, Route Switch Custom Application Development • Customer Contact Centers • Mobile Applications 3rd Party Application Integration • IPcelerate - Paging, Intercom, Internal 911, Call recording and monitoring • Ingenium - XMedius Fax over IP (FoIP) • Metropolis Enterprises - Office Watch Software for call accounting Cisco VoIP Phone Handset AIC Value-added Services

24 Copyright © Analysts International Corporation 2008 Microsoft Market Opportunity • Business Intelligence – Analytics and dashboards • Collaboration – Creating, locating, and presenting relevant information • Unified Communications – Presence and unified messaging (Voice, video, & data) Improving the Productivity of the Information Worker Unified Communications Business Intelligence Search Enterprise Content Management Collaboration Office Business Application Services Secure And Well-Managed Core Infrastructure

25 Copyright © Analysts International Corporation 2008 Our Microsoft Solutions Helping clients assess and streamline the way they do business Microsoft Gold Partnership • National Systems Integrator (NSI) Partner • Eight Microsoft core competencies Custom Application Development • Development team skilled in Microsoft’s .Net development environments • Application development on mobile devices and other platforms Application Integration • Engineers skilled in Microsoft messaging and directory services • Skilled in other messaging technologies (XML, SOAP, HTTP) AIC Value-added Services Application Platform Optimization Model User Experience Data Management SOA and Business Process Development Business Intelligence BASIC STANDARDIZED ADVANCED DYNAMIC Business Productivity Infrastructure Optimization Model Unified Communications Collaboration Enterprise Content Management Enterprise Search Business Intelligence BASIC STANDARDIZED RATIONALIZED DYNAMIC Core Infrastructure Optimization Model Identity and Access Management Desktop, Device and Server Mgmt Security and Networking Data Protection and Recovery STANDARDIZED RATIONALIZED DYNAMIC BASIC

26 Copyright © Analysts International Corporation 2008 State and Local Government (SLG) Markets • Obtain accurate, relevant data – Assemble data quickly and accurately across multiple data sources – Push / pull data based upon optimized business processes – Manage and improve the quality of data over its entire life cycle • Turn data into information and knowledge – Search, analyze, visualize and map the data – Identify trends, opportunities, threats – Construct findings, alerts, bulletins and reports • Act upon this knowledge – Collaborate and disseminate the knowledge to those with a need to know – Help them to Prevent, Prepare, Respond and Recover to critical events • Secure the information while respecting privacy of the individual “Our primary markets served in SLG are Justice, Public Safety and Homeland Security. Their fundamental challenges are:

27 Copyright © Analysts International Corporation 2008 Our State and Local Government Solutions • Government “Business Intelligence” Collect, cleanse, analyze and disseminate critical information to improve situational awareness. Our clients make informed decisions, solve crimes, combat terrorism and protect our nation’s communities – Fusion Center Systems & Intelligence Led Policing Systems – Crime Indexes & Master Data Management Solutions – Incident Reporting Systems – Sex Offender / Methamphetamine Registries • Justice Integration and Business Process Optimization Connect systems to share information and automate business processes – Criminal Justice Portals and Repositories – Statewide Law Enforcement Switches / Hot Files – Justice Service Oriented Architectures / Enterprise Service Buses • Inter-State Information Sharing Connect systems between the states and also with the Federal Government to share information • Strategic Planning Organize, plan, architect and govern technology initiatives in support of business goals Deep Industry Knowledge / Expertise • Solid track record integrating systems • Proven national standards, best practices and best-of-breed technologies Flexibility • Agile design / deployment approach • Open-architected solutions that are scalable, extensible Experience • Proven solutions and team • Lower project risk • Quick, sustained wins AIC Value Drivers

28 Copyright © Analysts International Corporation 2008 Lawson Software Market • Suppliers to ERP Software Market – M3 Applications • Make Move and Maintain – Manufacturing • Discrete and Process Manufacturing • Acquired through merger with Intentia International (May 2006) – S3 Applications • Staff, Source and Serve – Services Industries • Healthcare, Retail, Financial Services, and Public Services – Vertical Market Focus • Compete against SAP, Oracle • Adding HR Functionality – New Products and Capabilities • Smart Office (Microsoft Office UI to Lawson Applications) • Lawson Talent Management (LTM) • Strategic Human Capital Management (SHCM) • New security capabilities at the application level Sources: Lawson Software Corporate Web Site (May 2008), CUE Conference 2008: Lawson Unveils New Products, Gartner (May 2008)

29 Copyright © Analysts International Corporation 2008 Our Lawson Solutions Practice One of three certified Lawson Service Partners, helping clients upgrade, maintain, and tailor their Lawson Software M3 or S3 business applications • World wide scope – Projects in Canada, Europe, Africa and the US • Certified Service partner since 1995 – Implementing Lawson Security Capabilities – Lawson Software Interfaces – Lawson Software Upgrades – Lawson Software Customization – Lawson Talent Management

Our Plan for the Company Analysts 2.0 and beyond

31 Copyright © Analysts International Corporation 2008 Our Plan for 2008 • Transform AIC into a value-driven IT consulting company • Four central tenets of our plan* include: – Returning the company to sustained profitability – Investing in sales and new services – Aligning with our technology partners – Attracting and retaining top talent • This year is about focus, execution and results * As outlined in the State of the Company letter to shareholders March 2008

32 Copyright © Analysts International Corporation 2008 Returning to Sustained Profitability • Progress to date: – Reduced corporate overhead costs and consolidated back-office functions ($4M in savings in 2008 and annualized benefit of $6M thereafter) – Closed 10 administrative offices across the US and downsized 6 other locations – Imposed strict operating policies and controls throughout the organization to ensure costs remain in line with the business “We are very serious about removing corporate costs and improving overall performance. Our number one objective is to increase shareholder value.”

33 Copyright © Analysts International Corporation 2008 Investing in Sales and New Services • Progress to date: – Expanded our sales and recruiting teams to further develop our higher-margin businesses – Launched Microsoft-centric IT consulting practices in Denver, CO; Minneapolis, MN; and NY/NJ metro area – Expanding our existing Microsoft practice led by Solutions management in Auburn Hills, MI “Our sales team and our consultants have worked hard over the years to develop intimate, long-term client relationships and establish a strong presence in key metro markets across the US. It is from these existing clients and markets that we expect to deliver improved financial performance in 2008 and beyond.”

34 Copyright © Analysts International Corporation 2008 Aligning with our Technology Partners • Progress to date: – Cisco Partner Summit 2008 award winner for vertical market solution in Healthcare industry – Achieved Microsoft Gold certification for our new practice in Denver - complimenting our Gold status in other US cities – Partnering with the University of Alabama and VisionWare to improve access to and the quality of criminal information across the State of Alabama “In partnership with Microsoft, Cisco, Lawson and other major partners, we will continue to develop deeper knowledge, more in-depth skills and more value-driven services that enable us to better serve our clients.”

35 Copyright © Analysts International Corporation 2008 Attracting and Retaining Top Talent • Progress to date: – Installed experienced leaders with a proven track record of success in the IT industry – Hiring billable consultants with elite skills and a strong commitment to delivery excellence – Hired a VP of Human Resources and established a formal HR function within the business – Conducted an employee opinion survey to better understand the changing needs/expectations of our employees “This is a people-driven business. In order to be successful, we need the highest quality teams in place working together with a unity of purpose.”

36 Copyright © Analysts International Corporation 2008 We are hiring to our plan... • We have hired over 350 people since Jan 1, 2008 – Consultants (259) – Technical and Delivery Leadership (5) – Sales (11) – Recruiting (4) – Executive, Corporate and Business Operations (17) – Medical Concepts (54)

37 Copyright © Analysts International Corporation 2008 Our Vision for the Future – Analysts 2.0 Integrated Offerings Process Financial Stability Best in Class Business Development High CI High CV Value Added Business Operations Productivity Low Cost People-Oriented Culture Full Alignment – Balanced Scorecard Tech People

38 Copyright © Analysts International Corporation 2008 How we get there? • By: – delivering value through Analysts International’s core service offerings and its promise of quality – anticipating, selecting and skillfully delivering on new trends, technologies and techniques – continuously re-committing and renewing our portfolio of practices, solutions and clients – building a collaborative environment of networks upon networks of skilled, engaged professionals that leads us to new opportunities – enthusiastically developing our staff - regarding our people as the Company’s most valuable asset

39 Copyright © Analysts International Corporation 2008

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